SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 31, 1998



                         NORTHEAST INDIANA BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



     Delaware                       0-26012                        35-1948594
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  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



             648 North Jefferson Street, Huntington, Indiana 46750
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              (Address of principal executive offices) (Zip Code)


                                 (219) 356-3311
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               Registrant's telephone number, including area code


                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

Northeast Indiana Bancorp, Inc. has reissued the Edgar version of its recently issued press release to correct the release date. The original Edgar version had an incorrect release date of January 29, 1998, the date should have been April 14, 1998. Attached hereto is Exhibit 28.1 announcing First Quarter Earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                     Exhibit 28.1 Press  Release  dated April 14, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.



Date: April 16, 1998                By:    \S\ STEPHEN E. ZAHN
                                           -------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer